As filed with the Securities and Exchange Commission on April 15, 2016
Registration No. 333-192932

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

Post-Effective Amendment No. 1 to
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
____________________

HANESBRANDS INC.*
(Exact name of Registrant as specified in its charter)

Maryland	20-3352316
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1000 East Hanes Mill Road
Winston-Salem, North Carolina 27105
(336) 519-8080
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
____________________

Joia M. Johnson, Esq.
Chief Legal Officer,
General Counsel and Corporate Secretary
Hanesbrands Inc.
1000 East Hanes Mill Road
Winston-Salem, North Carolina 27105
(336) 519-8080
(Name, address, including zip code, and telephone number, including area code, of agent for service)
____________________

with copies to:
Keith M. Townsend
King & Spalding LLP
1180 Peachtree Street, N.E.
Atlanta, Georgia 30309-3521
(404) 572-4600
____________________

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement. If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)
____________________

CALCULATION OF REGISTRATION FEE
Title of Each Class of Securities to Be Registered	Amount to Be Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Debt Securities
Guarantees of Debt Securities
Preferred Stock
Common Stock	(1)	(1)	(1)	(1)
Warrants
Depositary Shares
Stock Purchase Units
Stock Purchase Contracts

(1)	Omitted pursuant to Form S-3 General Instruction II.E. An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be issued at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. In accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of all of the registration fee.
*	The co-registrants listed on the next page are also included in this Form S-3 Registration Statement as additional registrants.

Table of Co-Registrants

Exact Name of Additional Registrant*	Jurisdiction of Formation	I.R.S. Employer Identification No.
BA International, L.L.C.	Delaware	20-3151349
Caribesock, Inc.	Delaware	36-4311677
Caribetex, Inc.	Delaware	36-4147282
CASA International, LLC	Delaware	01-0863412
CC Products LLC	Delaware	48-1244929
Ceibena Del, Inc.	Delaware	36-4165547
Event 1 LLC	Delaware	48-1197012
GearCo LLC	Delaware	20-5919553
GFSI Holdings LLC	Delaware	74-2810744
GFSI LLC	Delaware	74-2810748
Hanes Menswear, LLC	Delaware	66-0320041
Hanes Puerto Rico, Inc.	Delaware	36-3726350
Hanesbrands Direct, LLC	Colorado	20-5720114
Hanesbrands Distribution, Inc.	Delaware	36-4500174
Hanesbrands Export Canada LLC	Delaware	38-3907123
HBI Branded Apparel Enterprises, LLC	Delaware	20-5720055
HBI Branded Apparel Limited, Inc.	Delaware	35-2274670
HbI International, LLC	Delaware	01-0863413
HBI Sourcing, LLC	Delaware	20-3552316
Inner Self LLC	Delaware	36-4413117
Knights Apparel LLC	Delaware	20-1357171
Knights Holdco LLC	Delaware	45-2646974
Maidenform (Bangladesh) LLC	Delaware	27-0973548
Maidenform Brands LLC	Delaware	06-1724014
Maidenform LLC	Delaware	66-0201882
Maidenform (Indonesia) LLC	Delaware	02-0742455
Maidenform International LLC	Delaware	13-3327139
MF Retail LLC	Delaware	52-2219049
Playtex Dorado, LLC	Delaware	13-2828179
Playtex Industries, Inc.	Delaware	51-0313092
Seamless Textiles, LLC	Delaware	36-4311900
UPCR, Inc.	Delaware	36-4165638
UPEL, Inc.	Delaware	36-4165642

*The address for each of the additional Registrants is c/o Hanesbrands Inc., 1000 East Hanes Mill Road, Winston-Salem, NC 27105, telephone: (336) 519-8080. The primary standard industrial classification number for each of the additional Registrants is 5600. The name, address, including zip code, of the agent for service for each of the additional Registrants is Joia M. Johnson, Esq., Chief Legal Officer, General Counsel and Corporate Secretary of Hanesbrands Inc., 1000 East Hanes Mill Road, Winston-Salem, North Carolina 27105, telephone (336) 519-8080.

EXPLANATORY NOTE

This Post-Effective amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-192932) is being filed solely for the purposes of (1) removing Crescent Industries LLC, Elizabeth Needlecraft LLC, Jasper Costa Rica, L.L.C. and Nicholas Needlecraft LLC (collectively, the “Previously Existing Subsidiaries”) as subsidiary guarantor registrants from the Registration Statement, (2) adding Knights Holdco LLC and Knights Apparel LLC as subsidiary guarantor registrants to the Registration Statement, (3) reflecting the conversion of Event 1, Inc. from a Kansas corporation to a Delaware limited liability company and (4) reflecting the conversion of CC Products, Inc., GearCo, Inc., GFSI Holdings, Inc. and GFSI Inc. from Delaware corporations to Delaware limited liability companies.

Each of the Previously Existing Subsidiaries (other than Jasper Costa Rica, L.L.C.) was merged with and into one of the other subsidiary guarantor registrants to the Registration Statement. Jasper Costa Rica, L.L.C. is no longer a guarantor of any of the securities issued by Hanesbrands Inc. (the “Company”). As a result, none of the Previously Existing Subsidiaries will issue any new securities as part of the Registration Statement.

Each of Knights Holdco LLC and Knights Apparel LLC became subsidiaries of the Company as a result of the Company’s acquisition of Knights Holdco, Inc. in April 2015. As a subsidiary guarantor registrant, each of Knights Holdco LLC and Knights Apparel LLC is, or may potentially be, a guarantor of some or all of the debt securities registered under this Registration Statement.

No changes or additions are being made to the prospectus that already forms a part of this Registration Statement. Accordingly, such prospectus is being omitted from this filing.

PART II
INFORMATION NOT REQUIRED IN THIS PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

The following is a statement of the estimated expenses, to be paid solely by the registrant, of the issuance and distribution of the securities being registered hereby:

Securities and Exchange Commission registration fee	$(1)
Printing expenses	(2)
Accounting fees and expenses	(2)
Legal fees and expenses	(2)
Rating agency fees and expenses	(2)
Trustee’s fees and expenses (including counsel’s fees)	(2)
Miscellaneous fees and expenses	(2)
Total	$(2)
____________________

(1)	In accordance with Rules 456(b) and 457(r), we are deferring payment of the registration fee.
(2)	These fees are calculated based on the securities offered and the number of issuances. Therefore, these fees cannot be estimated at this time. An estimate of the aggregate amount of these expenses will be reflected in the applicable prospectus supplement.

Item 15. Indemnification of Directors and Officers.

Maryland

Hanesbrands Inc. is a Maryland corporation. Section 2-405.2 of the Maryland General Corporation Law, or the “MGCL,” permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment or other adjudication and that is material to the cause of action adjudicated in the proceeding. Our charter contains a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by the MGCL.

Section 2-418(d) of the MGCL requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director of the corporation who has been successful, on the merits or otherwise, in the defense of any proceeding to which such director was made a party by reason of the director’s service in that capacity. Section 2-418(b) permits a corporation to indemnify its present or former directors against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which the director is made a party by reason of the director’s service as a director, unless it is established that (1) the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the director actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. If, however, the proceeding was one by or in the right of the corporation and the director was adjudged liable to the corporation, the corporation may not indemnify the director, unless ordered by a court and then only for expenses. The MGCL also permits a Maryland corporation to pay a director’s expenses in advance of the final disposition of an action to which the director is a party upon receipt by the corporation of (1) a written affirmation by the director of the director’s good faith belief that the director has met the standard of conduct necessary for indemnification and (2) a written undertaking by or on behalf of the director to repay the amount advanced if it is ultimately determined that the director did not meet the necessary standard of conduct. Section 2-418 of the MGCL defines a director as any person who is or was a director of a corporation and any person who, while a director of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company or other enterprise or employee benefit plan. Section 2-418(j)(2) of the MGCL also permits a Maryland corporation to indemnify and advance expenses to its officers, employees and agents to the extent that it may indemnify and advance expenses to its directors.

Our charter authorizes and our bylaws obligate us, to the maximum extent permitted by the MGCL, to indemnify any of our present or former directors or officers or those of our subsidiaries who (1) is made or threatened to be made a party to a proceeding by reason of such person’s service in that capacity or (2) while a director or officer and at our request, serves or served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee and who is made or threatened to be made a party to a proceeding by reason of such person’s service in that capacity and to pay or reimburse that person’s reasonable expenses in advance of final disposition of a proceeding. This indemnity could apply to liabilities under the Securities Act of 1933, as amended (the “Securities Act”), in certain circumstances.

Our bylaws also permit us, with the approval of our board of directors, to indemnify and advance expenses to (1) a person who served a predecessor in any of the capacities described above or (2) any of our employees or agents, or any employee or agent of a predecessor.

We also maintain indemnity insurance as permitted by Section 2-418 of the MGCL, pursuant to which our officers and directors are indemnified or insured against liability or loss under certain circumstances, which may include liability or related losses under the Securities Act or the Securities Exchange Act of 1934, as amended.

Delaware

BA International, L.L.C., Caribesock, Inc., Caribetex, Inc., CASA International, LLC, CC Products LLC, Ceibena Del, Inc., Event 1 LLC, GearCo LLC, GFSI Holdings LLC, GFSI LLC, Hanes Menswear, LLC, Hanes Puerto Rico, Inc., Hanesbrands Distribution, Inc., Hanesbrands Export Canada LLC, HBI Branded Apparel Enterprises, LLC, HBI Branded Apparel Limited, Inc., HbI International, LLC, HBI Sourcing, LLC, Inner Self LLC, Knights Apparel LLC, Knights Holdco LLC, Maidenform (Bangladesh) LLC, Maidenform Brands LLC, Maidenform LLC, Maidenform (Indonesia) LLC, Maidenform International LLC, MF Retail LLC, Playtex Dorado, LLC, Playtex Industries, Inc., Seamless Textiles, LLC, UPCR, Inc. and UPEL, Inc. are organized under the laws of the State of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Section 145 of the Delaware General Corporation Law, or the DGCL, provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or contemplated action or suit by or in the right of such corporation, under the same conditions, except that such indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person, and except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to such corporation. Where an officer or director of a corporation is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, or any claim, issue or matter therein, the corporation must indemnify that person against the expenses (including attorneys’ fees) which such officer or director actually and reasonably incurred in connection therewith.

The Limited Liability Company Agreements of each of BA International, L.L.C., CASA International, LLC, CC Products LLC, Event 1 LLC, GearCo LLC, GFSI Holdings LLC, GFSI LLC, Hanes Menswear, LLC, Hanesbrands Export Canada LLC, HBI Branded Apparel Enterprises, LLC, Inner Self LLC, Knights Apparel LLC, Knights Holdco LLC, Maidenform (Bangladesh) LLC, Maidenform Brands LLC, Maidenform LLC, Maidenform (Indonesia) LLC, Maidenform International LLC, MF Retail LLC, Playtex Dorado, LLC and Seamless Textiles, LLC provide, to the fullest extent authorized by the Delaware Limited Liability Company Act, for the indemnification of any manager, officer, employee or agent of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a manager, officer, employee or agent of the companies. The Limited Liability Company Agreements of HbI International, LLC and HBI Sourcing, LLC provide, to the fullest extent authorized by the Delaware Limited Liability Company Act, for the indemnification of the sole member.

The charter documents of each of Caribesock, Inc., Caribetex, Inc., Ceibena Del, Inc., Hanesbrands Distribution, Inc., HBI Branded Apparel Limited, Inc., UPCR, Inc. and UPEL, Inc. provide for the indemnification of directors and officers to the fullest extent authorized by the DGCL. The charter documents of Hanes Puerto Rico, Inc. and Playtex Industries, Inc. are silent as to indemnification.

The bylaws of each of Caribesock, Inc., Caribetex, Inc., Ceibena Del, Inc., Hanes Puerto Rico, Inc., Hanesbrands Distribution, Inc., HBI Branded Apparel Limited, Inc., Playtex Industries, Inc., UPCR, Inc. and UPEL, Inc. provide generally for the indemnification of directors and officers to the fullest extent authorized by the DGCL.

Colorado

Hanesbrands Direct, LLC is organized under the laws of the State of Colorado.

Section 7-80-104(1)(k) of the Colorado Limited Liability Company Act permits a company to indemnify a member or manager or former member or manager of the limited liability company as provided in section 7-80-407. Under Section 7-80-407, a limited liability company shall reimburse a member or manager for payments made, and indemnify a member or manager for liabilities incurred by the member or manager, in the ordinary conduct of the business of the limited liability company or for the preservation of its business or property if such payments were made or liabilities incurred without violation of the member’s or manager’s duties to the limited liability company.

The Hanesbrands Direct, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Colorado Limited Liability Company Act, for the indemnification of any person serving as manager or officer of the company, or serving as manager, director, officer, employee or agent of another enterprise at the request of the company, against expense, liability and loss incurred or suffered by such person in connection with such position.

Item 16. Exhibits.

Reference is made to the attached Exhibit Index.

Item 17. Undertakings.

(a)	Each of the undersigned hereby undertakes:

	(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

		(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

(ii)

To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act or 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act of 1933, as amended, to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

	(5)	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

		(i)	Any preliminary prospectus or prospectus of the Registrant relating to the offering required to be filed pursuant to Rule 424;

		(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the Registrant or used or referred to by the undersigned registrant;

(iii)

The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

		(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b)	Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of such annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions referred to in Item 15, or otherwise, each of the registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by such registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Hanesbrands Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Hanesbrands Inc.

By:	/s/ Richard A. Noll
	Name:	Richard A. Noll
	Title:	Chairman of the Board of Directors
and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

	Signature	Title

/s/ Richard A. Noll
	Richard A. Noll	Chairman of the Board of Directors and Chief Executive Officer
(Principal Executive Officer)
*
	Richard D. Moss	Chief Financial Officer
(Principal Financial Officer)
/s/ M. Scott Lewis
	M. Scott Lewis	Chief Accounting Officer and Controller
(Principal Accounting Officer)
*
	Bobby J. Griffin	Director

*
	James C. Johnson	Director

*
	Jessica T. Mathews	Director

	Franck J. Moison	Director

*
	Robert F. Moran	Director

*
	J. Patrick Mulcahy	Director

*
	Ronald L. Nelson	Director

*
	Andrew J. Schindler	Director

	David V. Singer	Director

*
	Ann E. Ziegler	Director

* By:	/s/ Joia M. Johnson
Joia M. Johnson
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, BA International, L.L.C. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

BA International, L.L.C.

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Caribesock, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Caribesock, Inc.

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Director
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Director
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Caribetex, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Caribetex, Inc.

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Director
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Director
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CASA International, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

CASA International, LLC

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CC Products LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

CC Products LLC

By:	/s/ John T. Marsh
	Name:	John T. Marsh
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ John T. Marsh
John T. Marsh	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President and Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)
/s/ Joia M. Johnson
Joia M. Johnson	Vice President and Secretary and Manager

/s/ John C. Fryer
John C. Fryer	Vice President and Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Ceibena Del, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Ceibena Del, Inc.

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Director
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Director
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Event 1 LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Event 1 LLC

By:	/s/ John T. Marsh
	Name:	John T. Marsh
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ John T. Marsh
John T. Marsh	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President and Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)
/s/ Joia M. Johnson
Joia M. Johnson	Vice President and Secretary and Manager

/s/ John C. Fryer
John C. Fryer	Vice President and Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, GearCo LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

GearCo LLC

By:	/s/ John T. Marsh
	Name:	John T. Marsh
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ John T. Marsh
John T. Marsh	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President and Controller
(Principal Financial Officer and Principal Accounting Officer)
/s/ Joia M. Johnson
Joia M. Johnson	Vice President and Secretary and Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, GFSI Holdings LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

GFSI Holdings LLC

By:	/s/ John T. Marsh
	Name:	John T. Marsh
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ John T. Marsh
John T. Marsh	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President and Controller
(Principal Financial Officer and Principal Accounting Officer)
/s/ Joia M. Johnson
Joia M. Johnson	Vice President and Secretary and Manager

/s/ John C. Fryer
John C. Fryer	Vice President and Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, GFSI LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

GFSI LLC

By:	/s/ John T. Marsh
	Name:	John T. Marsh
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ John T. Marsh
John T. Marsh	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President and Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)
/s/ Joia M. Johnson
Joia M. Johnson	Vice President and Secretary and Manager

/s/ John C. Fryer
John C. Fryer	Vice President and Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Hanes Menswear, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Hanes Menswear, LLC

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Hanes Puerto Rico, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Hanes Puerto Rico, Inc.

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Director
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Director
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Hanesbrands Direct, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Hanesbrands Direct, LLC

By:	/s/ Dave Thompson
	Name:	Dave Thompson
	Title:	President and Chief Executive Officer

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Dave Thompson
Dave Thompson	President and Chief Executive Officer
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President - Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)
/s/ Joia M. Johnson
Joia M. Johnson	Vice President and Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Hanesbrands Distribution, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Hanesbrands Distribution, Inc.

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Director
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Director
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Hanesbrands Export Canada LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Hanesbrands Export Canada LLC

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President and Chief Executive Officer

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Chief Executive Officer and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, HBI Branded Apparel Enterprises, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

HBI Branded Apparel Enterprises, LLC

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, HBI Branded Apparel Limited, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

HBI Branded Apparel Limited, Inc.

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Director
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Director
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, HbI International, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

HbI International LLC

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller
(Principal Financial Officer and Principal Accounting Officer)

Hanesbrands Inc.,
as Sole Member

By:	/s/ Richard A. Noll
Name: Richard A. Noll
	Title:	Chairman of the Board of Directors and
Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, HBI Sourcing, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

HBI Sourcing, LLC

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller
(Principal Financial Officer and Principal Accounting Officer)

Hanesbrands Inc.,
as Sole Member

By:	/s/ Richard A. Noll
Name: Richard A. Noll
	Title:	Chairman of the Board of Directors and
Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Inner Self LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Inner Self LLC

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Knights Apparel LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Knights Apparel LLC

By:	/s/ John T. Marsh
	Name:	John T. Marsh
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ John T. Marsh
John T. Marsh	President
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President - Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)
/s/ Joia M. Johnson
Joia M. Johnson	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Knights Holdco LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Knights Holdco LLC

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Maidenform (Bangladesh) LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016..

Maidenform (Bangladesh) LLC

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Maidenform Brands LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Maidenform Brands LLC

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)
/s/ Gerald W. Evans, Jr.
Gerald W. Evans, Jr.	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Maidenform LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Maidenform LLC

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Maidenform (Indonesia) LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Maidenform (Indonesia) LLC

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Maidenform International LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Maidenform International LLC

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)
/s/ Gerald W. Evans, Jr.
Gerald W. Evans, Jr.	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, MF Retail LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

MF Retail LLC

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Playtex Dorado, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Playtex Dorado, LLC

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Playtex Industries, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Playtex Industries, Inc.

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Director
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Director
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Seamless Textiles, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

Seamless Textiles, LLC

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Manager
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Manager
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, UPCR, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

UPCR, Inc.

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Director
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Director
(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, UPEL, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on April 15, 2016.

UPEL, Inc.

By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	President

POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Richard A. Noll, Richard D. Moss and Joia M. Johnson, and each one of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities on April 15, 2016.

Signature	Title

/s/ Joia M. Johnson
Joia M. Johnson	President and Director
(Principal Executive Officer)
/s/ M. Scott Lewis
M. Scott Lewis	Vice President – Controller and Director
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
1.1*	Form of Underwriting Agreement
4.1

Articles of Amendment and Restatement of Hanesbrands Inc. (incorporated by reference from Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006)

4.2

Articles Supplementary (Junior Participating Preferred Stock, Series A) (incorporated by reference from Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006)

4.3

Articles of Amendment to Articles of Amendment and Restatement of Hanesbrands Inc. (incorporated by reference from Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2015)

4.4	Articles Supplementary (incorporated by reference from Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2015)
4.5

Amended and Restated Bylaws of Hanesbrands Inc. (incorporated by reference from Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2015)

4.6

Indenture, dated as of August 1, 2008 (the “2008 Indenture”) among the Registrant, certain subsidiaries of the Registrant, and Branch Banking and Trust Company (incorporated by reference from Exhibit 4.3 to the Registrant’s Registration Statement on Form S-3 (Commission file number 333-152733) filed with the Securities and Exchange Commission on August 1, 2008)

4.7

First Supplemental Indenture (to the 2008 Indenture) dated December 10, 2009 among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc. and Branch Banking and Trust Company (incorporated by reference from Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 11, 2009, Commission File No. 001-32891)

4.8

Second Supplemental Indenture (to the 2008 Indenture) dated August 13, 2010 among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc. and Branch Banking and Trust Company (incorporated by reference from Exhibit 10.49 to the Registrant’s Registration Statement on Form S-4 (Commission file number 333-171114) filed with the Securities and Exchange Commission on December 10, 2010, Commission File No. 001-32891

4.9

Third Supplemental Indenture (to the 2008 Indenture) dated November 1, 2010 among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc. and Branch Banking and Trust Company (incorporated by reference from Exhibit 4.4 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 10, 2010, Commission File No. 001-32891)

4.10

Fourth Supplemental Indenture (to the 2008 Indenture) dated November 9, 2010 among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc. and Branch Banking and Trust Company (incorporated by reference from Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 10, 2010, Commission File No. 001-32891)

4.11

Fifth Supplemental Indenture (to the 2008 Indenture) dated July 1, 2013 among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc. and Branch Banking and Trust Company (incorporated by reference from Exhibit 4.1 to the Registrant’s Quarterly Report on Form 10-K filed with the Securities and Exchange Commission on October 31, 2013)

4.12

Sixth Supplemental Indenture (to the 2008 Indenture) dated July 1, 2013 among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc. and Branch Banking and Trust Company (incorporated by reference from Exhibit 4.2 to the Registrant’s Quarterly Report on Form 10-K filed with the Securities and Exchange Commission on October 31, 2013)

4.13

Seventh Supplemental Indenture (to the 2008 Indenture) dated September 11, 2013 among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc. and Branch Banking and Trust Company (incorporated by reference from Exhibit 4.3 to the Registrant’s Quarterly Report on Form 10-K filed with the Securities and Exchange Commission on October 31, 2013)

4.14

Eighth Supplemental Indenture (to the 2008 Indenture) dated September 11, 2013 among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc. and Branch Banking and Trust Company (incorporated by reference from Exhibit 4.4 to the Registrant’s Quarterly Report on Form 10-K filed with the Securities and Exchange Commission on October 31, 2013)

4.15

Ninth Supplemental Indenture (to the 2008 Indenture) dated October 8, 2013 among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc. and Branch Banking and Trust Company (incorporated by reference from Exhibit 4.5 to the Registrant’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on October 31, 2013)

4.16

Tenth Supplemental Indenture (to the 2008 Indenture) dated October 8, 2013 among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc. and Branch Banking and Trust Company (incorporated by reference from Exhibit 4.6 to the Registrant’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on October 31, 2013)

4.17**	Eleventh Supplemental Indenture (to the 2008 Indenture) dated November 4, 2013 among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc. and Branch Banking and Trust Company
4.18**	Twelfth Supplemental Indenture (to the 2008 Indenture) dated November 4, 2013 among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc. and Branch Banking and Trust Company
4.19**	Thirteenth Supplemental Indenture (to the 2008 Indenture) dated December 16, 2013 among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc. and Branch Banking and Trust Company
4.20

Fourteenth Supplemental Indenture (to the 2008 Indenture) dated April 6, 2015 among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc. and Branch Banking and Trust Company (incorporated by reference from Exhibit 4.2 to the Registrant’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 1, 2015)

4.21

Fifteenth Supplemental Indenture (to the 2008 Indenture) dated January 8, 2016 among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc. and Branch Banking and Trust Company (incorporated by reference from Exhibit 4.9 to the Registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 5, 2016)

4.22	Sixteenth Supplemental Indenture (to the 2008 Indenture) dated March 11, 2016 among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc. and Branch Banking and Trust Company
4.23*	Form of Debt Securities
4.24*	Specimen Preferred Stock Certificate
4.25*	Form of Warrant
4.26*	Form of Depositary Agreement
4.27*	Form of Stock Purchase Contract (including form of stock purchase contract certificate) and, if applicable, Collateral or Depositary Agreements
4.28*	Form of Unit Agreement (including form of unit certificate)
5.1**	Opinion of King & Spalding LLP
5.2**	Opinion of Venable LLP
5.3**	Opinion of Hogan Lovels US LLP
5.4**	Opinion of Foulston Siefkin LLP
5.5

Opinion of King & Spalding with respect to guarantees to be issued by Knights Holdco LLC and Knights Apparel LLC and, following their conversion as described in the Explanatory Note, CC Products LLC, Event 1 LLC, GearCo LLC, GFSI Holdings LLC and GFSI LLC

12.1	Calculation of ratio of earnings to fixed charges
23.1	Consent of PricewaterhouseCoopers LLP
23.2**	Consent of King & Spalding LLP (set forth in Exhibit 5.1)
23.3**	Consent of Venable LLP (set forth in Exhibit 5.2)
23.4**	Consent of Hogan Lovels US LLP (set forth in Exhibit 5.3)
23.5**	Consent of Foulston Siefkin LLP (set forth in Exhibit 5.4)
23.6	Consent of King & Spalding LLP (set forth in Exhibit 5.5)
24.1**	Power of Attorney (included on signature page of the registration statement)
24.2	Power of Attorney related to persons associated with Knight Apparel LLC and Knight Holdco LLC (including on signature page of the registration statement)
25.1**	Statement of Eligibility under the Trust Indenture Act of 1939 of Branch Banking and Trust Company, as Trustee under the 2008 Indenture

____________________

*	To be filed, if necessary, by a post-effective amendment to the registration statement or as an exhibit to a document incorporated by reference herein.
**	Previously filed as an exhibit to the registration statement.